SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 9, 2004

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25283 Commission file number	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)	92707 (Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

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Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

On July 9, 2004, Corinthian Colleges, Inc., (the “Company”) issued a press release regarding a putative class action lawsuit filed against the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.
July 9, 2004	/s/ Dennis N. Beal
Dennis N. Beal
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued July 9, 2004.

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